Exhibit 10.1

FIFTH AMENDMENT TO THE
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of October 4, 2006, is among SEQUA RECEIVABLES CORP., a New York corporation (the “Seller”), SEQUA CORPORATION, a Delaware corporation (the “Servicer”), LIBERTY STREET FUNDING CORP., a Delaware corporation (“Liberty Street”), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as funding agent for Liberty Street (in such capacity, the “Funding Agent”), as committed purchaser for Liberty Street (in such capacity, the “Committed Purchaser”) and as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

R E C I T A L S

A.        The parties hereto are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of April 30, 2004, as amended, supplemented or otherwise modified through the date hereof (the “Agreement”).

B.         The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Certain Defined Terms.  Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Agreement (including terms and definitions incorporated by reference therein).

Amendments to the Agreement.

The definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended by deleting the date “November 16, 2006” where it appears therein and substituting the date “May 8, 2009” therefor.

Section 2(b) of Exhibit III to the Agreement is hereby amended and restated in its entirety as follows:

“(b)    The execution, delivery and performance by Sequa of this Agreement and the other Transaction Documents to which it is a party, including the Servicer’s use of the proceeds of purchases and reinvestments: (i) are within its corporate powers; (ii) have been duly authorized by all necessary corporate action; (iii) do not contravene or result in a default under or conflict with its charter or by-laws, (iv) do not contravene or result in a material default under or conflict with in any material respect (A) any law, rule or regulation applicable to it, (B) any indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which it is a party or by which it is bound, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or any of its property; and (v) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties.  This Agreement and the other Transaction Documents to which Sequa is a party have been duly executed and delivered by Sequa.”

Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Conduit Purchaser, the Committed Purchaser, the Funding Agent and the Collateral Agent as follows:

Representations and Warranties.  The representations and warranties of such Person contained in Exhibit III to the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part.  This Amendment and the Agreement, as amended hereby, are each its valid and legally binding obligations, enforceable in accordance with its respective terms.

Termination Event.  No Termination Event or Unmatured Termination Event has occurred and is continuing.

Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Collateral Agent), in form and substance satisfactory to the Collateral Agent (unless otherwise specified below):

counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

opinions of counsel to the Servicer, the Seller and the Originators requested by the Collateral Agent; and

such other documents and instruments as the Collateral Agent may request.

Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Amended and Restated Receivables Purchase Agreement”, “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “thereof”, “herein”, “therein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without reference to conflicts of law principles (other than Section 5-1401 of The New York General Obligations Law).

Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SEQUA RECEIVABLES CORP.,

as Seller

By: /s/ James P. Langelotti

Name: James P. Langelotti

Title: Vice President and Treasurer

SEQUA CORPORATION,

as Servicer

By:  /s/ Kenneth A. Drucker

Name: Kenneth A. Drucker

Title: Vice President and Treasurer

LIBERTY STREET FUNDING CORP.,
as a CP Conduit Purchaser

By: /s/ Bernard J. Angelo

Name: Bernard J. Angelo

Title: Vice President

THE BANK OF NOVA SCOTIA,

as Funding Agent for Liberty Street and as Committed Purchaser for Liberty Street

By:  /s/ Norman Last

Name: Norman Last

Title: Managing Director

THE BANK OF NOVA SCOTIA,

as Collateral Agent

By:  /s/ Norman Last

Name: Norman Last

Title: Managing Director